Estimated Future Amortization Expense of Other Intangible Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Finite-Lived Intangible Assets, Amortization Expense, Maturity Schedule [Abstract]
2017	$ 3,759
2018	3,759
2019	3,734
2020	3,518
2021	3,518
Thereafter	3,867
Total estimated future amortization expense	$ 22,155	$ 26,008